Exhibit 23.1

                                  EXHIBIT 23.1
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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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Gibbs Construction, Inc.

     We hereby consent to the use in this Registration Statement on form S-1 of our report dated February 27, 1998, relating to the financial statements of Gibbs Construction, Inc. and to the reference of our Firm under the capiton "Experts" in the Prospectus.


Killman Murrell & Company, P.C.



July 1, 1998